Exhibit 99.1
Vontier Reports Third Quarter 2020 Results

Raleigh, NC, October 29, 2020 - Vontier Corporation (“Vontier”) (NYSE: VNT) today announced results for the third quarter 2020.
For the third quarter ended September 25, 2020, net earnings were $141.0 million. For the same period, adjusted net earnings were $134.4 million. Diluted net earnings per share for the third quarter ended September 25, 2020 were $0.84. For the same period, adjusted diluted net earnings per share were $0.80.
For the third quarter of 2020, revenue increased 4.5% year-over-year to $746.7 million, which reflected an increase in core revenue of 5.6%.
For the fourth quarter 2020, Vontier anticipates that core revenue growth will be in the mid-single digit range with adjusted core operating margin expansion greater than 200bps excluding the anticipated impact of restructuring.
Mark D. Morelli, President and Chief Executive Officer, stated, “I’m pleased with our results as we delivered strong double-digit earnings growth, reflecting the resiliency of our portfolio. The power of the Vontier Business System drove working capital productivity generating substantial free cash flow. Our business enjoys strong fundamentals, continues to perform through economic cycles, and we have a significant runway of profitable growth ahead.”
Mr. Morelli added, “The separation from Fortive is complete and we are excited to continue to leverage the Vontier Business System to drive both growth and cost savings to position us well for macroeconomic recovery. We have ample balance sheet flexibility to fund future M&A where we are uniquely advantaged by our outstanding brands and a strong installed base levered to an attractive $27 billion mobility market.”
Vontier will discuss results and outlook during its quarterly investor conference call today starting at 8:00 a.m. ET. The call and an accompanying slide presentation will be webcast on the “Investors” section of Vontier’s website, www.vontier.com, under “Events & Presentations.” A replay of the webcast will be available at the same location shortly after the conclusion of the presentation.
The conference call can be accessed by dialing 833-614-1510 within the U.S. or by dialing 918-922-6514 outside the U.S. a few minutes before 8:00 a.m. ET and notifying the operator that you are dialing in for Vontier’s earnings conference call (access code 5190827). A replay of the conference call will be available shortly after the conclusion of the call. Once available, you can access the conference call replay by dialing 855-859-2056 within the U.S. or 404-537-3406 outside the U.S. (access code 5190827) or visit the “Investors” section of the website under “Events & Presentations.”
ABOUT VONTIER
Vontier is a global industrial technology company focused on transportation and mobility solutions. The company’s portfolio of trusted brands includes market-leading expertise in mobility technologies, retail and commercial fueling, fleet management, telematics, vehicle diagnostics and repair, and smart cities end-markets. Vontier’s innovative products, services, and software advance efficiency, safety, security, and environmental compliance worldwide.

Guided by the proven Vontier Business System and an unwavering commitment to continuous improvement and customer success, Vontier keeps traffic flowing through more than 90,000 intersections, serves more than 260,000 customer fueling sites, monitors more than 480,000 commercial vehicles, and equips over 600,000 auto technicians worldwide. Vontier is mobilizing the future to create a better world.
NON-GAAP FINANCIAL MEASURES
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release also references “adjusted net earnings,”, “adjusted diluted net earnings per share,” and “core revenue,” which are non-GAAP financial measures. The reasons why we believe these measures, when used in conjunction with the GAAP financial measures, provide useful information to investors, how management uses such non-GAAP financial measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures are included in the supplemental reconciliation schedule attached. The non-GAAP financial measures should not be considered in isolation or as a substitute for the GAAP financial measures, but should instead be read in conjunction with the GAAP financial measures. The non-GAAP financial measures used by Vontier in this release may be different from similarly-titled non-GAAP measures used by other companies.
FORWARD-LOOKING STATEMENTS
This release contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to statements regarding Vontier Corporation’s (the “Company’s”) business and acquisition opportunities, anticipated revenue growth, anticipated operating margin expansion, anticipated cash flow, and anticipated earnings growth, and any other statements identified by their use of words like “anticipate,” “expect,” “believe,” “outlook,” “guidance,” or “will” or other words of similar meaning. There are a number of important risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These risks and uncertainties include, among other things, the duration and impact of the COVID-19 pandemic, deterioration of or instability in the economy, the markets we serve, international trade policies and the financial markets, trade relations with China, the phase out of the London Interbank Offered Rate, contractions or lower growth rates and cyclicality of markets we serve, competition, changes in industry standards and governmental regulations that may adversely impact demand for our products or our costs, our ability to successfully identify, consummate, integrate and realize the anticipated value of appropriate acquisitions and successfully complete divestitures and other dispositions, our ability to develop and successfully market new products, software, and services and expand into new markets, the potential for improper conduct by our employees, agents or business partners, impact of divestitures, contingent liabilities relating to acquisitions and divestitures, impact of changes to tax laws, our compliance with applicable laws and regulations and changes in applicable laws and regulations, risks relating to international economic, political, legal, compliance and business factors, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, the impact of our debt obligations on our operations, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, our ability to adequately protect our intellectual property rights, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, security breaches or other disruptions of our information technology systems, adverse effects of restructuring activities, impact of changes to U.S. GAAP, labor matters, and disruptions relating to man-made and natural disasters. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our Information Statement filed with the Form 10-12B/A on September 21, 2020. These forward-looking statements represent Vontier’s beliefs and assumptions only as of the date of this release and Vontier does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

CONTACT
Lisa Curran
Vice President, Investor Relations
Vontier Corporation
5420 Wade Park Blvd
Raleigh, NC 27607
Telephone: (984) 275-6000

VONTIER CORPORATION AND SUBSIDIARIES
COMBINED CONDENSED STATEMENTS OF EARNINGS
($ and shares in millions, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 25, 2020	September 27, 2019	September 25, 2020	September 27, 2019
Sales	$746.7	$714.4	$1,889.6	$2,028.8
Cost of sales	(415.4)	(406.4)	(1,064.2)	(1,163.6)
Gross profit	331.3	308.0	825.4	865.2
Operating costs:
Selling, general and administrative expenses	(121.1)	(118.3)	(356.0)	(362.9)
Research and development expenses	(31.6)	(34.8)	(93.7)	(102.0)
Impairment of goodwill	—	—	(85.3)	—
Operating profit	178.6	154.9	290.4	400.3
Non-operating income (expense):
Interest (expense) income, net	(0.2)	2.9	(0.8)	5.1
Other non-operating expenses	(0.1)	(0.2)	(0.4)	(0.6)
Earnings before income taxes	178.3	157.6	289.2	404.8
Income tax expense	(37.3)	(36.6)	(84.0)	(94.5)
Net earnings	$141.0	$121.0	$205.2	$310.3

Net earnings per share:
Basic and diluted	$0.84	$0.72	$1.22	$1.84
Average common stock and common equivalent shares outstanding:
Basic and diluted	168.4	168.4	168.4	168.4

VONTIER CORPORATION AND SUBSIDIARIES
COMBINED CONDENSED BALANCE SHEETS
($ and shares in millions, except per share amounts)

	September 25, 2020	December 31, 2019
	(unaudited)
ASSETS
Current assets:
Accounts receivable, net	$431.1	$490.6
Inventories:
Finished goods	87.8	95.8
Work in process	18.4	25.2
Raw materials	111.4	103.1
Total inventories	217.6	224.1
Prepaid expenses and other current assets	107.6	110.5
Total current assets	756.3	825.2
Property, plant and equipment, net	94.7	101.9
Operating lease right-of-use assets	39.9	37.8
Long-term financing receivables, net	243.5	259.0
Other assets	159.7	172.9
Goodwill	1,058.7	1,157.8
Other intangible assets, net	250.9	274.3
Total assets	$2,603.7	$2,828.9
LIABILITIES AND EQUITY
Current liabilities:
Short-term borrowings	$12.9	$16.8
Trade accounts payable	356.3	318.6
Current operating lease liabilities	11.1	12.8
Accrued expenses and other current liabilities	325.1	319.3
Total current liabilities	705.4	667.5
Operating lease liabilities	29.5	25.2
Other long-term liabilities	281.4	295.5
Long-term debt	—	24.6
Equity:
Preferred stock -- 15,000,000 authorized shares; no par value; and none issued and outstanding	—	—
Common stock -- 1,985,000,000 and 1,000 shares authorized at September 25, 2020 and December 31, 2019, respectively; $.0001 par value; and 1,000 shares issued and outstanding at September 25, 2020 and December 31, 2019	—	—
Net Parent investment	1,445.8	1,662.5
Accumulated other comprehensive income	137.3	148.7
Total stockholders’ equity	1,583.1	1,811.2
Noncontrolling interests	4.3	4.9
Total equity	1,587.4	1,816.1
Total liabilities and equity	$2,603.7	$2,828.9

VONTIER CORPORATION AND SUBSIDIARIES
COMBINED CONDENSED STATEMENTS OF CASH FLOWS
($ in millions)
(unaudited)

	Nine Months Ended
	September 25, 2020	September 27, 2019
Cash flows from operating activities:
Net earnings	205.2	310.3
Non-cash items:
Depreciation	37.8	38.4
Amortization	21.8	24.1
Stock-based compensation expense	15.7	9.8
Impairment of goodwill	85.3	—
Change in deferred income taxes	(8.6)	(1.5)
Change in trade accounts receivable, net	(51.2)	(104.6)
Change in long-term financing receivables, net	104.4	99.3
Change in inventories	4.4	2.6
Change in trade accounts payable	37.9	(19.7)
Change in prepaid expenses and other assets	6.3	0.6
Change in accrued expenses and other liabilities	21.6	(37.0)
Net cash provided by operating activities	480.6	322.3
Cash flows from investing activities:
Cash paid for investments	(9.5)	(4.1)
Payments for additions to property, plant and equipment	(27.3)	(27.0)
Proceeds from sale of property	0.5	—
Net cash used in investing activities	(36.3)	(31.1)
Cash flows from financing activities:
Net repayments of related-party borrowings	(23.4)	(0.3)
Net (repayments of) proceeds from short-term borrowings	(3.5)	3.6
Net transfers to Parent	(419.9)	(284.7)
Other financing activities	(0.7)	(5.4)
Net cash used in financing activities	(447.5)	(286.8)
Effect of exchange rate changes on cash and equivalents	3.2	(4.4)
Net change in cash and equivalents	—	—
Beginning balance of cash and equivalents	—	—
Ending balance of cash and equivalents	$—	$—

VONTIER CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AND OTHER INFORMATION
Adjusted Net Earnings and Adjusted Diluted Net Earnings per Share
We disclose the non-GAAP measures of adjusted net earnings and adjusted diluted net earnings per share which, to the extent applicable, make the following adjustments to GAAP net earnings and GAAP diluted net earnings per share:
•Excluding on a pretax basis amortization of acquisition-related intangible assets;
•Excluding on a pretax basis restructuring costs;
•Excluding on a pretax basis (to the extent tax deductible) charges for goodwill impairment;
•Excluding on a pretax basis earnings attributable to noncontrolling interests;
•Including on a pretax basis pro-forma interest expense on debt entered into subsequent to period end;
•Including on a pretax basis normalization and other adjustments which represent adjustments for standalone public company costs;
•Excluding and including the tax effect of the adjustments noted above. The tax effect of such adjustments was calculated by applying our overall estimated effective tax rate to the pretax amount of each adjustment (unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment).
Management believes that these non-GAAP financial measures provide useful information to investors by reflecting additional ways of viewing aspects of our operations that, when reconciled to the corresponding GAAP measure, help our investors to understand the long-term profitability trends of our business, and facilitate comparisons of our profitability to prior and future periods and to our peers.
These non-GAAP measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measures, and may not be comparable to similarly titled measures reported by other companies.
Core Revenue
We define sales from existing businesses (“Core Revenue”) as total sales excluding (i) sales from acquired and divested businesses; (ii) the impact of currency translation; and (iii) certain other items.
•References to sales attributable to acquisitions or acquired businesses refer to GAAP sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to certain divested businesses or product lines not considered discontinued operations.
•The portion of sales attributable to the impact of currency translation is calculated as the difference between (a) the period-to-period change in sales (excluding sales from acquired businesses) and (b) the period-to-period change in sales, including foreign operations, (excluding sales from acquired businesses) after applying the current period foreign exchange rates to the prior year period.
•The portion of sales attributable to other items is calculated as the impact of those items which are not directly correlated to sales from existing businesses which do not have an impact on the current or comparable period.
Management believes that reporting the non-GAAP financial measure of sales from existing businesses provides useful information to investors by helping identify underlying growth trends in our business and facilitating easier comparisons of our sales performance with our performance in prior and future periods and to our peers. We exclude the effect of acquisitions and divestiture-related items because the nature, size and number of such transactions can vary dramatically from period to period and between us and our peers. We exclude the effect of currency translation and certain other items from sales from existing businesses because these items are either not under management’s control or relate to items not directly correlated to sales from existing businesses. Management believes the exclusion of these items from sales from existing businesses may facilitate assessment of underlying business trends and may assist in comparisons of long-term performance. References to sales volume refer to the impact of both price and unit sales.
Sales from existing businesses should be considered in addition to, and not as a replacement for or superior to, total sales, and may not be comparable to similarly titled measures reported by other companies.

Reconciliation of Net Earnings to Adjusted Net Earnings

	Three Months Ended		Nine Months Ended
($ in millions)	September 25, 2020	September 27, 2019	September 25, 2020	September 27, 2019
Net Earnings (GAAP)	$141.0	$121.0	$205.2	$310.3
Amortization of acquisition-related intangible assets	7.3	7.8	21.8	24.1
Restructuring costs	—	0.2	0.1	0.3
Goodwill impairment charges	—	—	85.3	—
Earnings attributable to noncontrolling interests	—	(0.7)	0.6	(1.1)
Pro-forma interest expense on debt, net of interest income	(9.6)	(12.7)	(28.8)	(35.3)
Normalization and other adjustments (a)	(6.1)	(11.5)	(19.3)	(34.7)
Tax effect of the Non-GAAP adjustments (b)	1.8	3.8	5.7	10.7
Adjusted Net Earnings (Non-GAAP)	$134.4	$107.9	$270.6	$274.3

(a) Adjustment for standalone public company costs
(b) Tax adjustment calculated using an estimated effective rate for each respective period. The goodwill impairment charge is not tax deductible and therefore the tax effect of the adjustments includes only the other adjustments noted.

Reconciliation of Net Earnings per Share to Adjusted Net Earnings per Share

	Three Months Ended		Nine Months Ended
	September 25, 2020	September 27, 2019	September 25, 2020	September 27, 2019
Diluted Net Earnings Per Share (GAAP)	$0.84	$0.72	$1.22	$1.84
Amortization of acquisition-related intangible assets	0.04	0.05	0.13	0.14
Restructuring costs	—	—	—	—
Goodwill impairment charges	—	—	0.51	—
Earnings attributable to noncontrolling interests	—	—	—	(0.01)
Pro-forma interest expense on debt, net of interest income	(0.06)	(0.08)	(0.17)	(0.21)
Normalization and other adjustments (a)	(0.04)	(0.07)	(0.11)	(0.21)
Tax effect of the Non-GAAP adjustments (b)	0.01	0.02	0.03	0.06
Adjusted Diluted Net Earnings Per Share (Non-GAAP)	$0.80	$0.64	$1.61	$1.63

(a) Adjustment for standalone public company costs
(b) Tax adjustment calculated using an estimated effective rate for each respective period. The goodwill impairment charge is not tax deductible and therefore the tax effect of the adjustments includes only the other adjustments noted.

Note: The sum of the components of adjusted diluted net earnings per share may not equal due to rounding.

Reconciliation of Total Revenue Growth to Core Revenue Growth

	% Change Three Months Ended September 25, 2020 vs. Comparable 2019 Period	% Change Nine Months Ended September 25, 2020 vs. Comparable 2019 Period
Total Revenue Growth (GAAP)	4.5%	(6.9)%
Core revenue growth (Non-GAAP)	5.6%	(4.7)%
Impact of acquisitions and divestitures (Non-GAAP)	(0.5)%	(0.4)%
Impact of currency exchange rates (Non-GAAP)	—%	(1.1)%
Other (Non-GAAP)	(0.6)%	(0.7)%